Exhibit 99.1

Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS SECOND QUARTER 2016 FINANCIAL RESULTS
SANTA ANA, CA – August 4, 2016 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and six months ended June 30, 2016.

Paul Arling, UEI's Chairman and CEO, stated, “Our second quarter results reflect strong year-over-year growth in Adjusted Pro Forma sales and earnings. We are at various stages of new product introductions within our core subscription broadcast market as additional customers continue to adopt the higher end platforms. The emergence of the smart home, which reflects the convergence of home entertainment and home security devices and technologies, is also an exciting development for UEI. We have a significant opportunity to leverage our customer base, our world’s largest device code database and our expertise in wireless control and sensing technology to capture a significant share of this emerging market.”
Financial Results for the Three Months Ended June 30: 2016 Compared to 2015

•	GAAP net sales were $171.0 million, compared to $147.6 million; Adjusted Pro Forma net sales were $172.2 million, compared to $147.6 million.

•	GAAP gross margins were 25.4%, compared to 27.3%; Adjusted Pro Forma gross margins were 26.1%, compared to 27.5%.

•	GAAP operating income was $8.0 million, compared to $10.4 million; Adjusted Pro Forma operating income was $14.7 million, compared to $13.5 million.

•
GAAP net income was $6.6 million, or $0.45 per diluted share, compared to $8.4 million or $0.52 per diluted share; Adjusted Pro Forma net income was $11.3 million, or $0.77 per diluted share, compared to $10.7 million, or $0.67 per diluted share.

•	At June 30, 2016, cash and cash equivalents were $49.4 million.
Financial Results for the Six Months Ended June 30: 2016 Compared to 2015

•	GAAP net sales were $321.6 million, compared to $280.3 million; Adjusted Pro Forma net sales were $323.7 million, compared to $280.3 million.

•	GAAP gross margins were 25.2%, compared to 27.7%; Adjusted Pro Forma gross margins were 25.9%, compared to 27.9%.

•	GAAP operating income was $11.0 million, compared to $16.5 million; Adjusted Pro Forma operating income was $24.0 million, compared to $22.6 million.

•
GAAP net income was $9.3 million, or $0.63 per diluted share, compared to $13.6 million or $0.84 per diluted share; Adjusted Pro Forma net income was $18.5 million, or $1.26 per diluted share, compared to $18.2 million, or $1.13 per diluted share.

Financial Outlook
For the third quarter of 2016, the company expects GAAP net sales to range between $168 million and $176 million, compared to $160.5 million in the third quarter of 2015. GAAP earnings per diluted share for the third quarter of 2016 are expected to range from $0.61 to $0.71, compared to GAAP earnings per diluted share of $0.41 in the third quarter of 2015.
For the third quarter of 2016, the company expects Adjusted Pro Forma net sales to range between $169 million and $177 million, compared to $160.5 million in the third quarter of 2015. Adjusted Pro Forma earnings per diluted share are expected to range from $0.87 to $0.97, compared to Adjusted Pro Forma earnings per diluted share of $0.78 in the third quarter of 2015. The third quarter Adjusted Pro Forma earnings per diluted share estimate excludes $0.26 per share related to stock-based compensation, amortization of acquired intangibles and changes in contingent consideration relating to the acquisition of Ecolink Intelligent Technology, Inc.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, August 4, 2016 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its second quarter 2016 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414 and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 49078120. The conference call will also be broadcast live over the Internet and available for replay for one year at www.uei.com. In addition, a replay of the call will be available via telephone for two business days, beginning two hours after the call. To listen to the replay, in the U.S., please dial 855-859-2056 and internationally, 404-537-3406. Enter access code 49078120.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Pro Forma information as additional information for its operating results. References to Adjusted Pro Forma information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Pro Forma net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Pro Forma gross profit is defined as gross profit excluding stock-based compensation expense and cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions. Adjusted Pro Forma operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs, and changes in contingent consideration related to the acquisition of the net assets of Ecolink Intelligent Technology, Inc. Adjusted Pro Forma net income is defined as net income excluding the aforementioned items and the related tax effects. Adjusted Pro Forma diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Pro Forma net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the convergence of smart home devices and technologies as anticipated by management, the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of August 4, 2016. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$49,445	$52,966
Restricted cash	4,623	4,623
Accounts receivable, net	132,125	121,801
Inventories, net	119,141	122,366
Prepaid expenses and other current assets	6,553	6,217
Income tax receivable	296	55
Deferred income taxes	7,248	7,296
Total current assets	319,431	315,324
Property, plant, and equipment, net	98,130	90,015
Goodwill	43,131	43,116
Intangible assets, net	30,800	32,926
Deferred income taxes	10,030	8,474
Other assets	5,170	5,365
Total assets	$506,692	$495,220
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$99,030	$93,843
Line of credit	42,987	50,000
Accrued compensation	33,881	37,452
Accrued sales discounts, rebates and royalties	8,271	7,618
Accrued income taxes	1,702	4,745
Other accrued expenses	22,937	21,466
Total current liabilities	208,808	215,124
Long-term liabilities:
Long-term contingent consideration	11,000	11,751
Deferred income taxes	9,643	7,891
Income tax payable	629	629
Other long-term liabilities	1,847	1,917
Total liabilities	231,927	237,312
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,331,278 and 23,176,277 shares issued on June 30, 2016 and December 31, 2015, respectively	233	232
Paid-in capital	239,375	228,269
Treasury stock, at cost, 8,861,097 and 8,824,768 shares on June 30, 2016 and December 31, 2015, respectively	(212,277)	(210,333)
Accumulated other comprehensive income (loss)	(17,117)	(15,799)
Retained earnings	264,551	255,240
Universal Electronics Inc. stockholders' equity	274,765	257,609
Noncontrolling interest	—	299
Total stockholders’ equity	274,765	257,908
Total liabilities and stockholders’ equity	$506,692	$495,220

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net sales	$170,986	$147,551	$321,644	$280,256
Cost of sales	127,530	107,271	240,541	202,567
Gross profit	43,456	40,280	81,103	77,689
Research and development expenses	5,151	4,096	10,337	8,530
Selling, general and administrative expenses	30,336	25,784	59,756	52,656
Operating income	7,969	10,400	11,010	16,503
Interest income (expense), net	(258)	104	(525)	214
Other income (expense), net	671	56	1,391	286
Income before provision for income taxes	8,382	10,560	11,876	17,003
Provision for income taxes	1,784	2,185	2,535	3,439
Net income	6,598	8,375	9,341	13,564
Net income (loss) attributable to noncontrolling interest	8	—	30	—
Net income attributable to Universal Electronics Inc.	$6,590	$8,375	$9,311	$13,564

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.46	$0.53	$0.65	$0.86
Diluted	$0.45	$0.52	$0.63	$0.84
Shares used in computing earnings per share:
Basic	14,440	15,732	14,406	15,819
Diluted	14,735	16,029	14,686	16,136

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2016	2015
Cash provided by operating activities:
Net income	$9,341	$13,564
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,032	9,412
Provision for doubtful accounts	116	138
Provision for inventory write-downs	1,705	1,617
Deferred income taxes	165	(655)
Tax benefit from exercise of stock options and vested restricted stock	992	689
Excess tax benefit from stock-based compensation	(1,047)	(713)
Shares issued for employee benefit plan	551	593
Employee and director stock-based compensation	4,970	3,983
Performance-based warrant stock-based compensation	2,058	—
Changes in operating assets and liabilities:
Accounts receivable	(9,599)	(8,741)
Inventories	982	(14,994)
Prepaid expenses and other assets	(243)	(378)
Accounts payable and accrued expenses	4,488	1,395
Accrued income taxes	(3,260)	32
Net cash provided by operating activities	23,251	5,942
Cash used for investing activities:
Acquisition of property, plant, and equipment	(17,989)	(15,655)
Acquisition of intangible assets	(993)	(1,252)
Deconsolidation of Encore Controls LLC	48	—
Net cash used for investing activities	(18,934)	(16,907)
Cash provided by (used for) financing activities:
Borrowings under line of credit	57,987	19,500
Repayments on line of credit	(65,000)	(7,500)
Proceeds from stock options exercised	2,536	1,648
Treasury stock purchased	(1,944)	(34,297)
Excess tax benefit from stock-based compensation	1,047	713
Net cash provided by (used for) financing activities	(5,374)	(19,936)
Effect of exchange rate changes on cash	(2,464)	542
Net increase (decrease) in cash and cash equivalents	(3,521)	(30,359)
Cash and cash equivalents at beginning of year	52,966	112,521
Cash and cash equivalents at end of period	$49,445	$82,162

Supplemental cash flow information:
Income taxes paid	$4,647	$2,979
Interest paid	$609	$—

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED PRO FORMA FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net sales:
Net sales - GAAP	$170,986	$147,551	$321,644	$280,256
Stock-based compensation for performance-based warrants	1,193	—	2,059	—
Adjusted Pro Forma net sales	$172,179	$147,551	$323,703	$280,256

Cost of sales:
Cost of sales - GAAP	$127,530	$107,271	$240,541	$202,567
Depreciation of acquired fixed assets (1)	(258)	(240)	(517)	(482)
Fair value adjustments to acquired inventories (2)	(43)	—	(115)	—
Stock-based compensation expense	(15)	(10)	(29)	(19)
Adjusted Pro Forma cost of sales	127,214	107,021	239,880	202,066
Adjusted Pro Forma gross profit	$44,965	$40,530	$83,823	$78,190

Adjusted Pro Forma gross margin	26.1%	27.5%	25.9%	27.9%

Operating expenses:
Operating expenses - GAAP	$35,487	$29,880	$70,093	$61,186
Amortization of acquired intangible assets	(1,233)	(744)	(2,462)	(1,488)
Stock-based compensation expense	(2,463)	(2,014)	(4,941)	(3,964)
Employee related restructuring costs	(228)	(73)	(1,661)	(126)
Litigation settlement costs	(1,988)	—	(2,000)	—
Change in contingent consideration	718	—	751	—
Adjusted Pro Forma operating expenses	$30,293	$27,049	$59,780	$55,608

Operating income:
Operating income - GAAP	$7,969	$10,400	$11,010	$16,503
Stock-based compensation for performance-based warrants	1,193	—	2,059	—
Depreciation of acquired fixed assets (1)	258	240	517	482
Fair value adjustments to acquired inventories (2)	43	—	115	—
Amortization of acquired intangible assets	1,233	744	2,462	1,488
Stock-based compensation expense	2,478	2,024	4,970	3,983
Employee related restructuring costs	228	73	1,661	126
Litigation settlement costs	1,988	—	2,000	—
Change in contingent consideration	(718)	—	(751)	—
Adjusted Pro Forma operating income	$14,672	$13,481	$24,043	$22,582

Adjusted Pro Forma operating income as a percentage of net sales	8.5%	9.1%	7.4%	8.1%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED PRO FORMA FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$6,590	$8,375	$9,311	$13,564
Stock-based compensation for performance-based warrants	1,193	—	2,059	—
Depreciation of acquired fixed assets (1)	258	240	517	482
Fair value adjustments to acquired inventories (2)	43	—	115	—
Amortization of acquired intangible assets	1,233	744	2,462	1,488
Stock-based compensation expense	2,478	2,024	4,970	3,983
Employee related restructuring costs	228	73	1,661	126
Litigation settlement costs	1,988	—	2,000	—
Change in contingent consideration	(718)	—	(751)	—
Income tax provision on pro forma adjustments	(2,014)	(743)	(3,789)	(1,483)
Pro forma adjustments attributable to noncontrolling interest	(1)	—	(11)	—
Adjusted Pro Forma net income attributable to Universal Electronics Inc.	$11,278	$10,713	$18,544	$18,160

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.45	$0.52	$0.63	$0.84
Total pro forma adjustments	$0.32	$0.15	$0.63	$0.28
Adjusted Pro Forma diluted earnings per share attributable to Universal Electronics Inc.	$0.77	$0.67	$1.26	$1.13

(1)	Depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(2)	Effect of fair value adjustments to inventories acquired as a part of the Ecolink Intelligent Technology, Inc. business combination and sold through during the period.

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